UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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RedEnvelope, Inc.

(Name of Registrant as Specified In Its Charter)

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On August 6, 2004, the following materials were used by representatives of RedEnvelope, Inc. (“RedEnvelope” or the “Company”) in a presentation to Institutional Shareholder Services (ISS), and may be used by representatives of the Company in discussions with stockholders of RedEnvelope, in connection with the Company’s current solicitation of proxies for its 2004 annual meeting of stockholders, scheduled for August 27, 2004. Accordingly, the Company is filing the following materials as definitive additional proxy materials pursuant to Section 14(a) of the Securities Exchange Act of 1934.

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This presentation may contain forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve risks, uncertainties and assumptions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. Factors which may affect our results include, but are not limited to, the following: marketing and advertising programs and related expenditures may not cause desired increase in sales; delays or greater than anticipated costs in introducing new products; competition relating to our new or existing products or failure of the market to accept these new products; recent and planned fulfillment center and system upgrades and enhancements could fail to achieve desired results or cost savings or could take longer than anticipated to implement; planned additional personalization features could fail to achieve desired popularity or could take longer than anticipated to offer; economic conditions and changes in consumer spending levels; any significant disruption of our operations due to network or system failures or disruptions; lower than expected utilization of electronic commerce by consumers; and other risk factors detailed in our Prospectus dated September 24, 2003, and our most recent Report on Form 10-K, under "Factors That May Affect Future Operating Results," filed with the Securities and Exchange Commission. Any forward-looking statements are made as of this date, and management undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Changing Gift Giving in America Every OCCASION Every RECIPIENT Every PRICE Leading Online Retailer of Unique, Upscale Gifts

Gifts That Say "You Are Special to Me" "I Know You - Your Interests and Tastes"

Frustration Frustration Limited Time Stress Stress Too Many or Too Few Choices 1-800-Flowers.com Tiffany Amazon.com Neiman Marcus The Present Predicament Luxury Brand Value Brand Broad Selection Specific Selection

The RedEnvelope Solution Luxury Brand Value Brand Broad Selection Specific Selection

Our Strategy Giving Receiving Individualized Gift-Giving Quality Products Personal Gifts High-Touch Experience Affordable Luxury Ease and Convenience Customer Service Gift-Giving Authority

Our Expertise — Ease and Convenience

redENVELOPE

Every PRICE

- $0 - $50
- $51 - $100
- $101 - $150
- $151 - $200
- $200+

Every CATEGORY

- jewelry + accessories
- children
- baby
- office + desk
- gourmet foods
- home + garden
- plants + flowers
- bar + wine + cigars
- bath + body
- gadgets + tools
- sports + games
- gift baskets

Every RECIPIENT

- for him
- for her
- for baby
- for kids + teens
- for mother
- for father
- for couple
- for business associate

Every OCCASION

- birthday
- anniversary
- congratulations
- get well
- good luck
- wedding
- housewarming
- just because
- romantic events
- thank you
- new baby
- friendship
- sympathy
- 10+ holidays

redENVELOPE

Our Expertise - Innovative Gifts Exclusive 65% of Top 20 Best Sellers for Mother's Day 80% of Top 20 Best Sellers for Father's Day In-House Designed 35% of Top 20 Best Sellers for Father's Day By Spring 2005, Anticipate 60% of Products Designed In-House Mother's Birthstone Necklace Champagne Bouquet Leather Dualtime Clock

Our Expertise - Affordable Luxury Evolution of Brand Unique and Proprietary Assortment In-House Design and Sourcing Increasing Average Item Value Increasing Margins

Our Expertise - Personalized Gift-Giving Current Personalization Engraving Monogramming Expanding Personalization Digital Imaging Photos in Frames Custom Albums Personalized Thank You Cards Custom Gift Boxes Embroidery Debossing Engraving Digital Imaging

Accelerating E-Commerce Acceptance 2004 2007 E-Commerce 4% of Total Retail in 2004 E-Commerce 11% of Total Retail in 2007 Bricks and Mortar Retail Declined 2% 37M Customers Spent >$200 Online in 2003 Source: Department of Commerce

Target Customers Active Customers 800K "Loyal"* Customers 85% Female 73% Age 24-40 57% HH Income $80K+ 80% College or Graduate Degrees 52% of Revenues from existing customers in Q1'05 Early E-Commerce Adopters Strong Potential Customers 11M Strong Potential Customers 59% Female 32% Age 40-50 40% HH Income $80-$125K 69% College or Graduate Degrees Spend > $200 Online per Year Next Generation of Online Shoppers Source: Insight Research Group, June 2004, * Repeat customers who purchased within last 12 mos.

Targeted and Synergistic Marketing Google Yahoo! / Overture MSN Yahoo! AOL 2,000 Affiliates 400 Active Print Outdoor TV Product Placement Events 1.9M House File Target Retention Search Catalogs/ Email Advertising Affiliates PR Portals

Consistent Branding Across All Channels Catalog Website Advertising

Holiday 2003 A Watershed Event Valentine's Day 2004 99.9% Accuracy Mothers' Day 2004 99.9% Accuracy Fathers' Day 2004 99.8% Accuracy Scale for the Gift-Giving Cycle Holiday Valentine's Day Mothers' Day Fathers' Day Wedding Anniversary Birthday Thank You Note: Accuracy Numbers Based on the Company's Sampling of Orders Processed. An order is deemed to be fulfilled accurately if the correct products were delivered to the right person on time.

Process and System Changes New Systems New Warehouse Management System from Manhattan Associates New Materials Handling System Additional Customer Service Facility in Ohio Improved Accuracy and Visibility Improved Efficiencies Expected Sourcing Expertise Sourcing Expertise Personalization Process Increased Quality Control More Intelligent Flow New Leadership

Established Infrastructure 24x7 Customer Service Phone / Chat / eMail Corporate Sales Support San Francisco, CA Headquarters San Diego, CA Lockbourne, OH Reliable Fulfillment Accuracy - Top Focus Single Item Shipping Assembly Gift Wrapping Personalization

Experienced Management

redENVELOPE

Alison May	President and CEO	Gymboree, Esprit, Patagonia
Eric Wong	CFO	Network Associates
Edward Schmults	SVP, Operations	YOOX, Freeborders, Patagonia
Kristine Dang	General Merchandising Manager	Williams Sonoma
John Roberts	SVP, Information Technology	DiCarta, Inc.
Kathy Herzog	VP, Planning	Williams Sonoma
Chris Nordquist	General Counsel	Thomas Weisel, Esprit

redENVELOPE

FY01 FY02 FY03 FY04 YTD Demonstrated Business Momentum 448,000 $25.29 $64.53 $68.62 $29.93 $73.61 $35.18 $74.26 $37.19 More Customers FY01 FY02 FY03 FY04 Customers 448 853 1297 1768 Increasing Net Revenue per Order Greater Gross Profit per Order

FY01 FY02 FY03 FY04 Phone 6 10 12 15 Web 25.08 40.32 51.17 68 FY00 FY01 FY02 FY03 Web 36.6 39.2 43.6 47.9 Gross Margin 39.2% 43.6% 47.8% 50.1% Sustained Growth Over Time Net Revenue $32.6M $55.8M $55.8M $79.3M Web Phone $70.1M

Revenue Growth


$8.0M
$32.6M
$55.8M
$70.1M
$79.3M
$17.7M
$21.1M
FY00
FY01
FY02
FY03
FY04
Q1'04
Q1'05

Fiscal Year Ends 3 / 31

FY00 FY01 FY02 FY03 FY04 Margins Flowers 0.25 Amazon 0.43 Tiffany 0.59 42% 1-800-Flowers.com 24% Amazon.com FY00 FY01 FY02 FY03 FY04 Margins Flowers 0.25 Amazon 0.43 Tiffany 0.59 58% Tiffany FY00 FY01 FY02 FY03 FY04 Margins 0.27 0.39 0.44 0.48 0.5 Flowers 0.1 0.1 0.1 0.2 Amazon 0.15 0.2 0.25 0.3 Tiffany 0.45 0.55 0.6 0.7 Increasing Gross Margins Tiffany, 1-800-Flowers, and Amazon are LTM (Last Twelve Months) Margins.

Effective Cost Management FY00 FY01 FY02 FY03 FY04 G&A% 0.73 0.36 0.28 0.21 0.2 Marketing% 2.25 0.66 0.24 0.22 0.208 Fulfillment% 0.22 0.19 0.16 0.15 0.152 320% 121% 68% 58% Fulfillment 22% 19% 16% 15% 15% Marketing 225% 66% 24% 22% 21% G&A 73% 36% 28% 21% 20% Costs as % of Revenue 56%

Positive Trends ($ Millions) FY00 FY01 FY02 FY03 FY04 Operating -23.5 -26.7 -13.5 -7.2 -4.8 Net Loss -0.8 -0.2 -0.6 -0.5 -0.3 Gross Profit 2.1 12.8 24.3 33.5 39.7 Gross Profit $2.1 $12.8 $24.3 $33.5 $39.7 Operating Loss ($23.5) ($26.7) ($13.5) ($7.2) ($4.8) Net Loss ($24.3) ($26.5) ($14.1) ($7.7) ($5.1)

Balance Sheet Cash & Investments $ 29.2 $ 4.7 Inventory $ 8.3 $ 7.1 Total Assets $ 46.8 $ 18.8 Total Debt $ 0.0 $ 0.0 $ Millions Q1'05 Q1'04

Business Model Net Revenues 100% 100% Gross Margin 51% 48-52% Fulfillment 15% 9-12% Marketing 22% 16-19% General & Administrative 20% 11-14% Operating Profit / (Loss) (6%) 8-12% LTM Target

Giving Receiving Individualized Gift-Giving Gift-Giving Authority

Corporate Governance

Right Board to Lead the Company

REDE Superior Board Practices Directors are accountable to stockholders through annual elections (i.e. no staggered board) Board is presided over by non-executive chairman and all but one director is independent Directors' and executives' interests are aligned with stockholders through stock ownership (in excess of 20% of REDE stock held by board members and their affiliated funds, exclusive of Scott Galloway. Board committees (Audit, Compensation, & Nominating) consist solely of independent directors No poison pill provisions

Board Size Reduction Nominating Committee conducted broad search for additional qualified director candidates Despite search, no additional qualified directors identified prior to preparation of proxy materials Nominating Committee and Board concluded that it was in RedEnvelope's best interests to reduce size of Board to equal the number of director nominees to prevent nomination and election at the annual meeting of additional individuals whom the Nominating Committee had not evaluated and qualified

The Galloway Group Requesting to replace Company leadership shortly before the critical Holiday season No clear strategy offered Use of jargon: "key themes", "intelligent growth", and "operational excellence" (1) Lack of insight: "Reinvigorate the brand with innovative gift product and marketing imagery with modern style and urban sensibilities" "Continue to test other direct response mediums" "Ensure fulfillment and customer service deliver the brand promise" (1) Evading the evaluation process for new directors Nominating Committee was and is open to evaluating prospective board members Galloway's slate of directors was not submitted to the Nominating Committee for consideration and not disclosed to the board until July 14 after he had announced his proxy fight (1) - Source: Definitive Proxy Statement on schedule 14A, filed by Galloway Group with SEC

The Galloway Group cont'd During proposed 'interim' CEO's tenure, company lost $42 million Prior to joining RedEnvelope, Mr. McClanan served as VP of Marketing and Business Development at Big Words, as an online retailer of textbooks, which went bankrupt 9 months after his departure. 6 of 8 proposed directors have no experience as a board member or employee of REDE (1) - Source: Definitive Proxy Statement on schedule 14A, filed by Galloway Group with SEC

Galloway Group Claims Galloway Claims: focus on revenue growth as key measure of performance Facts: Maturing specialty retail company cannot sustain 300% revenue growth Galloway Group's proposed interim CEO presided over largest single year drop in RedEnvelope revenue growth, from 305.3% revenue growth (fiscal 2001 over fiscal 2000) to 71.3% (fiscal 2002 over fiscal 2001). Source: Definitive proxy statement on Schedule 14A filed by the Galloway Group on August 2, 2004. RedEnvelope achieved net revenue growth of 38.2% from first quarter of fiscal 2003 to first quarter of fiscal 2005 RedEnvelope achieved net revenue growth of 38.2% from first quarter of fiscal 2003 to first quarter of fiscal 2005 Strong balance sheet - in excess of $29 million in cash and short-term investments and zero debt at end of first quarter of fiscal 2005 (1) - Source: Definitive proxy statement on Schedule 14A filed by the Galloway Group on August 2, 2004.

Galloway Group Claims (cont'd) Options carefully weighed by management and Board Determination that Company could achieve better results than third party provider Third party relationship terminated upon conclusion of contract term in August 2003 Notwithstanding contract term, prudent to move operations in-house following the busy Mother's Day and Father's Day gift giving season, but prior to commencement of holiday season Galloway Claims: cites decision to terminate third-party fulfillment services provider as a "serious operational failure," implying that decision was made precipitously just prior to the beginning of the 2003 holiday shopping season Facts:

Galloway Group Claims (cont'd) Board established nominating committee comprised of the three independent directors that the Board determined were best suited for this responsibility Galloway was not among them Nominating Committee requested proposals for new director candidates from all Board members, including Galloway Galloway refused to submit names to Nominating Committee for evaluation Galloway Claims: Claim Galloway was "isolated" from the process of evaluating and making recommendations regarding Board members Facts:

Galloway Group Claims (cont'd) C:\Heller\Templates\Site\Blank.dot 8/5/04 3:14 PM () Board discussed Galloway's concerns at length on numerous occasions Board concluded Galloway's plan was not in best interests of the Company and its stockholders Galloway insisted changes be made and threatened proxy fight if they were not Galloway Claims: Claim Galloway used "best efforts" to resolve issues with Board and avoid proxy fight Facts:

Recent Results Recent results have impacted stock price performance positively.

What others are saying... RedEnvelope reported FQ1:05 results that were ahead of our expectations. Revenues were up 19% and net loss narrowed from the prior year.... We believe the company is on the right track and should reap the rewards of its marketing initiatives in F2006 and beyond.... The founder of RedEnvelope has launched a proxy fight as it appears that he has a different vision from the current management team as far as the direction of the company. We believe that this proxy battle may continue to pressure REDE stock price. We support the current management team's growth strategy of investing to build brand awareness and to offer customers a unique selection of gifts year-round. We believe that the current quarterly results provide some support to management's strategy. Kristine Koerber - WRHambrecht research report (7/28/04) Note: REDE has not paid any amount to the authors of these quotations and has not obtained the author's permission to duplicate these materials. WRHambrecht served as an underwriter for the company's initial public offering.

What others are saying... Growth in proprietary products leads to stronger margins. Operational execution appears to be on track. REDE valuation is attractive. Trading at roughly 5.5x enterprise value to our F2006 EBITDA estimate, REDE shares offer an attractive risk/reward opportunity, in our view. Steve Weinstein - Pacific Crest research report (7/28/04) [RedEnvelope is] now on the right track. Steve Weinstein - NY Times (8/2/04) Note: REDE has not paid any amount to the authors of these quotations and has not obtained the author's permission to duplicate these materials. Pacific Crest served as an underwriter for the company's initial public offering.

What others are saying... RedEnvelope is taking a Tiffany-like approach and building a business that caters to upscale buyers with specialized services such as gift personalization.... RedEnvelope is a small but growing Internet franchise. Its stock is value-priced -- especially if buyers continue to find a trip via the Internet to be a better alternative than a trip to the mall. W.D. Crotty - Motley Fool Article (7/28/04) I'm not a corporate rights crusader. I'm looking to get rich. Scott Galloway - NY Times (8/2/04) Note: REDE has not paid any amount to the authors of these quotations and has not obtained the author's permission to duplicate these materials.

Summary RedEnvelope is the leading online retailer of unique upscale gifts The Company has business momentum: net revenues increased 19.2% for the first quarter of fiscal 2005 compared to the first quarter of fiscal 2004; gross margins improved to 53.2% for the first quarter of fiscal 2005 compared to 48.9% in the first quarter of fiscal 2004 RedEnvelope has the right board, best practices corporate governance and the right management team The Galloway Group is seeking full control of RedEnvelope with no strategy and no premium for shareholders RedEnvelope shareholders should support a board and management team that is on the right track to maximize value for shareholders